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    EXHIBIT 99 - CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
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                                  ACT OF 2002
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Exhibit 99 - Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002:


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, C. Herbert Schneider and Lewis H. Foulke, Jr. hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as follows:

         (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of First Washington FinancialCorp. (the "Company");

         (b) To the best of their knowledge, the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report") complies in all material respects with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




                                         /s/ C. Herbert Schneider
                                         ------------------------
                                         C. Herbert Schneider

                                         President and Chief Executive Officer
                                         -------------------------------------
                                         Title
                                         -----

                                         March 27, 2003
                                         --------------
                                         Date


                                         /s/ Lewis H. Foulke, Jr.
                                         ------------------------
                                         Lewis H. Foulke, Jr.

                                         SVP Finance and Chief Financial Officer
                                         ---------------------------------------
                                         Title

                                         March 27, 2003
                                         --------------
                                         Date